Consent of Independent Auditors

We consent to the references to our firm under the captions "Summary Financial Information", "Selected Financial Information", and "Experts" and to the use of our report dated March 11, 1997 in Post-Effective Amendment No. 1 to the Registration Statement (Form SB-2 No. 333-11723) and related Prospectus of Global Med Technologies, Inc. dated March 18, 1997.


                                        /S/  ERNST & YOUNG LLP
                                        ----------------------------------------
                                        ERNST & YOUNG LLP



Denver, Colorado
March 17, 1997